UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 24, 2007
                                                         ----------------

                       PROVIDENT FINANCIAL SERVICES, INC.
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             (Exact Name of Registrant as Specified in its Charter)

     Delaware                        001-31566                   42-1547151
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(State or Other Jurisdiction)  (Commission File No.)         (I.R.S. Employer
      of Incorporation)                                      Identification No.)


830 Bergen Avenue, Jersey City, New Jersey                       07306-4599
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (201) 333-1000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     The Provident Bank (the "Bank"), the principal operating subsidiary of Provident Financial Services, Inc. (the "Company"), has appointed Christopher Martin as Chief Operating Officer, effective January 24, 2007. Mr. Martin will continue to serve as the Bank's President.

     Mr. Martin, age 50, joined the Bank in July 2004 as President following the acquisition of First Savings Bank. He was appointed a director of the Bank and the Company in 2005. He had served as President and Chief Executive Officer of both First Sentinel Bancorp, Inc. and First Savings Bank since January 2003, and as President since 2002.

     Mr. Martin is employed pursuant to the terms of an employment agreement, the material terms of which are disclosed in the Company's proxy statement dated March 23, 2006. The employment agreement has not been modified or amended as a result of Mr. Martin's appointment as Chief Operating Officer.

     There are no  transactions  that are required to be  disclosed  pursuant to
Item 404(a) of SEC Regulation S-K.

     Prior to this appointment, Kevin J. Ward served as the Bank's Vice Chairman and Chief Operating Officer. Mr. Ward will continue in an executive officer capacity as Vice Chairman. The terms of Mr. Ward's employment agreement were modified to reflect this change in title.



Item 9.01.   Financial Statements and Exhibits
             ---------------------------------

(a)      Financial Statements of Businesses Acquired.  Not applicable

(b)      Pro Forma Financial Information.  Not applicable

(c)      Shell company transactions.  Not applicable

(d)      Exhibits.  Not applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             PROVIDENT FINANCIAL SERVICES, INC.



DATE: January 30, 2007                  By:  /s/ Paul M. Pantozzi
                                             ----------------------------------
                                             Paul M. Pantozzi
                                             Chairman and
                                             Chief Executive Officer